UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2019

MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

102 East Front Street, Monroe, Michigan	48161
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MBTF	NASDAQ-Global Select

Item 8.01. Other Events.

First Merchants Corporation, Muncie, Indiana, (“First Merchants”) and MBT Financial Corp. (the “Company”) previously announced in October 2018 their plans for the Company to be merged with and into First Merchants (the “Holding Company Merger”). Immediately following the Holding Company Merger, it is contemplated that the Company’s wholly-owned subsidiary, Monroe Bank & Trust, will be merged with and into the First Merchants Bank (the “Bank Merger”), with First Merchants Bank continuing as the surviving bank.

On June 13, 2019, First Merchants filed a Current Report on Form 8-K with the Securities and Exchange Commission and issued a related press release announcing: (i) that a settlement had been reached between First Merchants Bank and the United States Department of Justice (the “DOJ”) regarding certain alleged violations of the Equal Credit Opportunity Act and the Fair Housing Act (the “Settlement”) and that First Merchants was moving forward with steps to consummate the Holding Company and Bank Mergers; and (ii) that it has filed an application with the Federal Reserve Bank of Chicago seeking its approval for the Holding Company Merger under the Bank Holding Company Act (the “Act”), which application was filed in contemplation of the Settlement.

The Bank Merger was approved by the Federal Deposit Insurance Corporation (“FDIC”) on January 3, 2019, subject to certain customary conditions, and was approved by the Indiana Department of Financial Institutions (the “Indiana DFI”) on February 18, 2019. The FDIC and the Indiana DFI were each aware of the DOJ investigation at the time they approved the Bank Merger. In addition, at a special meeting held in February 2019, the shareholders of the Company approved the merger agreement between First Merchants and the Company, including the mergers.

First Merchants had previously requested a waiver from the Federal Reserve Board of Governors of the application requirements under the Act. However, at the direction of the Federal Reserve Board, First Merchants has filed an application seeking Federal Reserve approval and has withdrawn its waiver request in order to accommodate the filing of the application. As a result, consummation of the mergers are subject only to Federal Reserve approval and satisfaction of customary closing conditions contained in the merger agreement.

The Holding Company and Bank Mergers are now expected to close during the third quarter of 2019.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on Company management’s expectations and are subject to numerous risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “expect,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions.

Although the Company’s management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.

Date: June 17, 2019	By:	/s/ John L. Skibski
John L. Skibski Executive Vice President and Chief Financial Officer